UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN BALANCED SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2005

Date of reporting period:  November 30, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Balanced Shares


Annual Report

November 30, 2005


ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

January 26, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Balanced Shares (the "Fund") for the annual reporting period ended November 30, 2005.

Investment Objective and Policies

This open-end fund seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. government and agency obligations, bonds and senior debt securities.

Investment Results

The table on page 4 shows the Fund's performance compared to a composite benchmark (the "Composite"), a 60%/40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively, for the six- and 12-month periods ended November 30, 2005. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Balanced Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund's Class A shares modestly underperformed the Composite for the 12-month period ended November 30, 2005, but marginally outperformed it for the six-month period ended November 30, 2005. For both the six-and 12-month periods, the Fund's fixed-income investments outperformed with duration and duration structure being the largest contributors.

An emphasis on large-cap, high quality stocks and an overweight position in consumer services stocks contributed to the Fund's underperformance on the equity side during both the six- and 12-month periods under review. In addition, an emphasis on large-cap, high quality stocks with high return on equity (ROE) and attractive growth expectations hindered performance, as smaller capitalization and lower-quality stocks continued to be market leaders during the periods under review.

On the fixed-income side of the Fund's investment portfolio, corporate security selection and sector allocation overall added only marginally to returns. Compromising performance was the Fund's underweight position in the U.S. government agency sector, which performed better-than-expected due to substantial foreign buying by non-valuation based investors. The Fund remained underweight duration to varying degrees throughout both the six- and 12-month periods under review. Of note, as the 12-month period progressed, the Fund's underweight duration structure became more concentrated in the one- to five-year duration bucket. This proved very effective as the yield curve pivoted around the 10-year part of the curve, with most of the yield rise coming inside of five years.

Market Review and Investment Strategy

Although rising oil prices and higher interest rates are a concern to most investors, corporate profitability and


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 1


cash flow continue to be better-than-expected. Despite the devastation and dislocation caused by several storms in late summer of 2005, economic growth has continued to be strong and inflation continues to be well-behaved.

The rally in smaller-cap value stocks since 2000 has been so strong that larger-cap higher quality growth stocks now look extremely attractive from a relative valuation perspective. The Fund's equity portfolio is heavily invested in such companies in order to capture this valuation anomaly. The Fund's top holdings (which can be found on page 7) are dominant industry players that have high returns on equity and are exhibiting strong earnings growth.

The debt markets were distinguished by a sharp flattening of the government yield curve as the yield spread between three-month Treasury bills and 30-year government bonds went from about 278 basis points to 76 basis points. The flattening was driven by the U.S. Federal Reserve (the "Fed") to remove excess liquidity by lifting the Federal Funds rate 200 basis points over the 12-month period ended November 30, 2005. The flattening of the yield curve was not unexpected given the expectation for the Fed to raise interest rates, but the degree of flattening and the manner by which the curve flattened was very unusual. Generally, in the early stages of a monetary policy cycle, short rates and long rates rise in tandem, with short rates rising faster. This time, rates longer than 10 years actually fell as long-term inflation expectations remained subdued, and foreign demand for U.S. debt remained surprisingly robust. The Balanced Shares Investment Team (the "Team") maintained the Fund's underweight duration throughout the reporting period and improved the structure of the Fund's duration short by concentrating in the short-end of the yield curve.

The other notable feature of the debt markets was the historically low dispersion of returns inter- and intra-sector. Valuations started and ended the period at historically rich levels across all primary market sectors. Accordingly, there was limited opportunity to add value through sector rotation. In the corporate sector, avoiding negative credit events was a primary focus. As is to be expected as the credit and economic cycle matures, a small number of companies releveraged their balance sheets through leveraged buyouts, mergers & acquisitions, or leveraged recaps. The return impact of these negative credit events was meaningful in a low return environment. The Team experienced a few of these hard-to-forecast events, but fortunately avoided most of them through credit research and risk budgeting.

As the risk of releveraging events increased throughout the past year, the Team moved the Fund from a market weight to underweight exposure in credit, maintaining diversification, and avoiding large exposures to single names in the industrial space, which is more prone to releveraging events than financials, utilities, or real estate investment trusts.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN BALANCED SHARES


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the Russell 1000 Value Index nor the Lehman Brothers (LB) Government/Credit Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Lehman Brothers (LB) Government/Credit Index represents a combination of two indices: the LB Government Index which is composed of the LB Treasury Index and the LB Agency Index, and the LB Credit Index which includes investment-grade bonds issued by corporations and non-corporate entities. The composite benchmark represents a 60% / 40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively. For the six- and 12-month periods ended November 30, 2005, the Lipper Balanced Funds Average consisted of 686 and 651 funds, respectively. These funds have generally similar investment objectives to AllianceBernstein Balanced Shares, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund is a "balanced" fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. In order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED NOVEMBER 30, 2005                        6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Balanced Shares
   Class A                                               3.31%         6.55%
-------------------------------------------------------------------------------
   Class B                                               2.97%         5.82%
-------------------------------------------------------------------------------
   Class C                                               2.96%         5.80%
-------------------------------------------------------------------------------
   Advisor Class                                         3.50%         6.89%
-------------------------------------------------------------------------------
   Class R                                               3.24%         6.36%
-------------------------------------------------------------------------------
   Class K**                                             3.36%         2.68%*
-------------------------------------------------------------------------------
   Class I**                                             3.55%         2.93%*
-------------------------------------------------------------------------------
Russell 1000 Value Index                                 5.72%         9.98%
-------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index                 -0.66%         2.48%
-------------------------------------------------------------------------------
Composite: 60% Russell 1000 Value Index /
40% Lehman Brothers Government/Credit Index              3.17%         6.98%
-------------------------------------------------------------------------------
Lipper Balanced Funds Average                            4.28%         6.47%
-------------------------------------------------------------------------------

*  Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
11/30/95 TO 11/30/05


AllianceBernstein Balanced Shares Class A: $23,374
Composite: $24,503
Russell 1000 Value Index: $28,787
LB Government/Credit Index: $18,295


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                AllianceBernstein
                    Balanced                            Russell 1000      LB Government/
                 Shares Class A       Composite          Value Index       Credit Index
-----------------------------------------------------------------------------------------
11/30/95            $  9,575           $ 10,000           $ 10,000           $ 10,000
11/30/96            $ 10,671           $ 11,803           $ 12,631           $ 10,560
11/30/97            $ 13,126           $ 14,254           $ 16,379           $ 11,342
11/30/98            $ 14,892           $ 16,134           $ 18,850           $ 12,516
11/30/99            $ 16,063           $ 17,063           $ 20,824           $ 12,352
11/30/00            $ 17,480           $ 17,924           $ 21,324           $ 13,467
11/30/01            $ 18,532           $ 18,413           $ 20,654           $ 15,018
11/30/02            $ 17,101           $ 17,890           $ 18,669           $ 16,117
11/30/03            $ 19,451           $ 20,189           $ 21,873           $ 17,147
11/30/04            $ 21,937           $ 22,904           $ 26,175           $ 17,852
11/30/05            $ 23,374           $ 24,503           $ 28,787           $ 18,295


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Shares Class A shares (from 11/30/95 to 11/30/05) as compared to the performance of its composite benchmark, a 60% / 40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively, as well as each index separately. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN BALANCED SHARES


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2005
--------------------------------------------------------------

                            NAV Returns        SEC Returns
Class A Shares
1 Year                          6.55%              2.00%
5 Years                         5.99%              5.06%
10 Years                        9.34%              8.86%

Class B Shares
1 Year                          5.82%              1.82%
5 Years                         5.21%              5.21%
10 Years(a)                     8.68%              8.68%

Class C Shares
1 Year                          5.80%              4.80%
5 Years                         5.20%              5.20%
10 Years                        8.53%              8.53%

Advisor Class Shares
1 Year                          6.89%
5 Years                         6.28%
Since Inception*                9.93%

Class R Shares
1 Year                          6.36%
Since Inception*                9.19%

Class K Shares+
Since Inception*                2.68%

Class I Shares+
Since Inception*                2.93%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)
--------------------------------------------------------------

Class A Shares
1 Year                                            -0.41%
5 Years                                            4.13%
10 Years                                           8.80%

Class B Shares
1 Year                                            -0.67%
5 Years                                            4.27%
10 Years(a)                                        8.61%

Class C Shares
1 Year                                             2.28%
5 Years                                            4.26%
10 Years                                           8.46%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             Beginning                         Ending
                           Account Value                    Account Value                 Expenses Paid
                           June 1, 2005                  November 30, 2005                During Period*
                -------------------------------   -------------------------------   ---------------------------
                   Actual       Hypothetical        Actual        Hypothetical**      Actual      Hypothetical
                -----------   -----------------   -----------   -----------------   -----------   -------------
Class A            $1,000          $1,000         $1,033.05         $1,019.35         $5.81           $5.77
---------------------------------------------------------------------------------------------------------------
Class B            $1,000          $1,000         $1,029.68         $1,015.74         $9.46           $9.40
---------------------------------------------------------------------------------------------------------------
Class C            $1,000          $1,000         $1,029.57         $1,015.74         $9.46           $9.40
---------------------------------------------------------------------------------------------------------------
Advisor
Class              $1,000          $1,000         $1,035.01         $1,020.86         $4.29           $4.26
---------------------------------------------------------------------------------------------------------------
Class R            $1,000          $1,000         $1,032.37         $1,018.20         $6.98           $6.93
---------------------------------------------------------------------------------------------------------------
Class K            $1,000          $1,000         $1,033.60         $1,019.45         $5.71           $5.67
---------------------------------------------------------------------------------------------------------------
Class I            $1,000          $1,000         $1,035.46         $1,021.01         $4.13           $4.10
---------------------------------------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 1.14%, 1.86%, 1.86%, 0.84%, 1.37%, 1.12% and 0.81%, respectively, multiplied by the average account value over the period, multiply by the number of days in the period/365.

**  Assumes 5% return before expenses.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN BALANCED SHARES


PORTFOLIO SUMMARY
November 30, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $1,809.8


SECURITY TYPE BREAKDOWN*
     72.2%   Common Stock
     10.6%   U.S Government &
             Government Sponsored
             Agency Obligations
      7.7%   Corporate Debt Obligations
      3.3%   Collateralized Mortgage
             Obligations                            [PIE CHART OMITTED]
      0.5%   Sovereign Debt Obligations
      0.1%   Municipal Obligations
      0.1%   Preferred Stock0

      5.4%   Short-Term


TEN LARGEST HOLDINGS
November 30, 2005

                                                                    Percent of
Company                                              Value          Net Assets
_______________________________________________________________________________

U.S. Treasury Notes                              $125,831,962           7.0%
-------------------------------------------------------------------------------
General Electric Co.                               62,263,532           3.4
-------------------------------------------------------------------------------
Citigroup, Inc.                                    62,235,954           3.4
-------------------------------------------------------------------------------
American International Group, Inc.                 60,909,408           3.4
-------------------------------------------------------------------------------
U.S. Treasury Bonds                                53,059,917           2.9
-------------------------------------------------------------------------------
Fannie Mae (Common Stocks and Bonds)               52,804,799           2.9
-------------------------------------------------------------------------------
Microsoft Corp.                                    52,410,694           2.9
-------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            48,511,251           2.7
-------------------------------------------------------------------------------
The Home Depot, Inc.                               41,851,026           2.3
-------------------------------------------------------------------------------
Time Warner, Inc.                                  37,930,608           2.1
-------------------------------------------------------------------------------
                                                 $597,809,151          33.0%


* All data are as of November 30, 2005. The Fund's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 7


PORTFOLIO OF INVESTMENTS
November 30, 2005

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-71.6%

Finance-18.8%
Banking - Money Centers-3.6%
J.P. Morgan Chase & Co.                             1,268,268    $   48,511,251
Wachovia Corp.                                        306,400        16,361,760
                                                                 --------------
                                                                     64,873,011
                                                                 --------------
Banking-Regional-1.8%
Bank of America Corp.                                 717,850        32,942,136
                                                                 --------------
Brokerage & Money Management-1.9%
Goldman Sachs Group, Inc.*                            112,500        14,508,000
Merrill Lynch & Co., Inc.*                            301,600        20,032,272
                                                                 --------------
                                                                     34,540,272
                                                                 --------------
Insurance-5.9%
ACE, Ltd.                                             553,500        30,719,250
American International Group, Inc.                    907,200        60,909,408
Axis Capital Holdings, Ltd.                           494,400        14,970,432
                                                                 --------------
                                                                    106,599,090
                                                                 --------------
Mortgage Banking-2.2%
Fannie Mae                                            818,700        39,338,535
                                                                 --------------
Miscellaneous-3.4%
Citigroup, Inc.*                                    1,281,894        62,235,954
                                                                 --------------
                                                                    340,528,998
                                                                 --------------
Consumer Services-11.7%
Broadcasting & Cable-6.1%
Comcast Corp. Cl.A(a)*                                421,806        11,135,679
Comcast Corp. Cl.A Special(a)*                        191,500         4,986,660
News Corp. Cl.A                                     1,659,300        24,574,233
Time Warner, Inc.                                   2,109,600        37,930,608
Viacom, Inc. Cl.B                                     815,300        27,231,020
Westwood One, Inc.                                    260,600         4,727,284
                                                                 --------------
                                                                    110,585,484
                                                                 --------------
Entertainment & Leisure-1.1%
Carnival Corp.                                        244,600        13,328,254
Royal Caribbean Cruises, Ltd.*                        147,300         6,755,178
                                                                 --------------
                                                                     20,083,432
                                                                 --------------
Restaurants & Lodging-1.4%
Hilton Hotels Corp.                                   301,600         6,611,072
McDonald's Corp.                                      524,800        17,764,480
                                                                 --------------
                                                                     24,375,552
                                                                 --------------
Retail - General Merchandise-3.1%
Lowes Cos., Inc.*                                     218,500        14,744,380
The Home Depot, Inc.                                1,001,700        41,851,026
                                                                 --------------
                                                                     56,595,406
                                                                 --------------
                                                                    211,639,874
                                                                 --------------


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN BALANCED SHARES


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Energy-8.1%
Domestic Producers-1.0%
Noble Energy, Inc.                                    502,000    $   18,759,740
                                                                 --------------
International-3.7%
BP Plc (ADR)                                          195,900        12,898,056
Chevron Corp.                                         450,600        25,823,886
Exxon Mobil Corp.                                     477,300        27,697,719
                                                                 --------------
                                                                     66,419,661
                                                                 --------------
Oil Service-2.0%
Baker Hughes, Inc.                                    376,700        21,603,745
Nabors Industries, Ltd.(a)*                           213,100        14,919,131
                                                                 --------------
                                                                     36,522,876
                                                                 --------------
Miscellaneous-1.4%
ConocoPhillips                                        415,700        25,154,007
                                                                 --------------
                                                                    146,856,284
                                                                 --------------
Capital Goods-6.9%
Electrical Equipment-0.8%
Emerson Electric Co.*                                 198,000        14,970,780
                                                                 --------------
Machinery-0.4%
Ingersoll-Rand Co. Cl.A                               158,600         6,285,318
                                                                 --------------
Miscellaneous-5.7%
General Electric Co.                                1,743,100        62,263,532
Illinois Tool Works, Inc.                              78,100         6,893,887
United Technologies Corp.                             630,400        33,940,736
                                                                 --------------
                                                                    103,098,155
                                                                 --------------
                                                                    124,354,253
                                                                 --------------
Technology-6.8%
Communication Equipment-0.3%
Juniper Networks, Inc.(a)*                            223,100         5,017,519
                                                                 --------------
Computer Hardware/Storage-1.0%
EMC Corp.(a)                                          443,800         6,182,134
International Business Machines Corp.                 140,500        12,490,450
                                                                 --------------
                                                                     18,672,584
                                                                 --------------
Computer Services-0.8%
Fiserv, Inc.(a)*                                      321,700        14,640,567
                                                                 --------------
Semiconductor Components-0.4%
Texas Instruments, Inc.*                              225,600         7,327,488
                                                                 --------------
Software-4.3%
McAfee, Inc.(a)*                                      135,900         3,779,379
Microsoft Corp.                                     1,891,400        52,410,694
Oracle Corp.(a)                                     1,744,800        21,932,136
                                                                 --------------
                                                                     78,122,209
                                                                 --------------
                                                                    123,780,367
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 9


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Health Care-5.6%
Biotechnology-0.2%
Applera Corp.-Applied Biosystem Group                 105,900    $    2,920,722
                                                                 --------------
Drugs-0.8%
Eli Lilly & Co.                                       171,200         8,645,600
Pfizer, Inc.                                          297,200         6,300,640
                                                                 --------------
                                                                     14,946,240
                                                                 --------------
Medical Products-1.5%
Boston Scientific Corp.(a)                            763,700        20,222,776
Zimmer Holdings, Inc.(a)                              121,800         7,633,206
                                                                 --------------
                                                                     27,855,982
                                                                 --------------
Medical Services-3.1%
Health Management Associates, Inc. Cl.A*              567,700        13,295,534
UnitedHealth Group, Inc.*                             117,100         7,009,606
WellPoint, Inc.(a)                                    471,400        36,217,662
                                                                 --------------
                                                                     56,522,802
                                                                 --------------
                                                                    102,245,746
                                                                 --------------
Consumer Staples-4.6%
Cosmetics-0.4%
Avon Products, Inc.                                   256,080         7,003,788
                                                                 --------------
Household Products-1.8%
Colgate-Palmolive Co.                                 247,800        13,510,056
Procter & Gamble Co.*                                 348,300        19,919,277
                                                                 --------------
                                                                     33,429,333
                                                                 --------------
Tobacco-1.7%
Altria Group, Inc.*                                   353,200        25,709,428
Reynolds American, Inc.*                               60,500         5,385,710
                                                                 --------------
                                                                     31,095,138
                                                                 --------------
Miscellaneous-0.7%
Fortune Brands, Inc.*                                 153,700        11,982,452
                                                                 --------------
                                                                     83,510,711
                                                                 --------------
Utilities-3.5%
Electric & Gas Utility-0.5%
FirstEnergy Corp.                                     213,600        10,030,656
                                                                 --------------
Telephone Utility-3.0%
AT&T, Inc.*                                           971,900        24,210,029
BellSouth Corp.*                                      478,200        13,035,732
Verizon Communications, Inc.*                         518,000        16,565,640
                                                                 --------------
                                                                     53,811,401
                                                                 --------------
                                                                     63,842,057
                                                                 --------------
Basic Industry-2.7%
Chemicals-2.4%
Air Products & Chemicals, Inc.                        541,300        32,028,721
E.I. du Pont de Nemours & Co.                         158,500         6,775,875
Rohm & Haas Co.*                                      110,000         4,818,000
                                                                 --------------
                                                                     43,622,596
                                                                 --------------


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Mining & Metals-0.3%
Alcoa, Inc.                                           162,000    $    4,440,420
                                                                 --------------
                                                                     48,063,016
                                                                 --------------
Transportation-2.2%
Air Freight-1.4%
United Parcel Service, Inc. CI.B*                     321,200        25,021,480
                                                                 --------------
Railroad-0.8%
Union Pacific Corp.                                   187,300        14,335,942
                                                                 --------------
                                                                     39,357,422
                                                                 --------------
Consumer Manufacturing-0.7%
Building & Related-0.7%
American Standard Cos., Inc.                          248,700         9,470,496
Pulte Homes, Inc.                                      64,400         2,680,972
                                                                 --------------
                                                                     12,151,468
                                                                 --------------
Total Common Stocks
  (cost $1,115,540,457)                                           1,296,330,196
                                                                 --------------

DEBT OBLIGATIONS-22.1%
U.S. Government & Government
Sponsored Agency Obligations-10.6%
Federal National Mortgage Association
  5.00%, 4/15/15*                                    $  1,050         1,057,172
  6.625%, 10/15/07                                     12,000        12,409,092
U.S. Treasury Bonds
  5.375%, 2/15/31*                                     30,607        33,629,441
  8.125%, 8/15/19*                                      3,815         5,100,327
  9.875%, 11/15/15*                                     1,000         1,417,812
  11.25%, 2/15/15*                                      8,628        12,912,337
U.S. Treasury Notes
  1.625%, 1/15/15                                       2,503         2,398,512
  1.875%, 12/31/05*                                    10,000         9,979,690
  3.00%, 11/15/07-2/15/09*                             18,385        17,864,897
  3.125%, 4/15/09*                                      3,975         3,815,225
  3.25%, 8/15/08*                                      10,000         9,707,810
  3.625%, 5/15/13*                                     13,975        13,227,114
  3.875%, 5/15/10                                         400           391,016
  4.00%, 11/15/12*                                      3,000         2,913,750
  4.125%, 5/15/15*                                      4,681         4,531,793
  4.25%, 8/15/13-8/15/15*                              27,600        27,076,131
  5.00%, 2/15/11                                        1,900         1,950,319
  5.625%, 5/15/08*                                      4,145         4,261,416
  6.00%, 8/15/09*                                       3,480         3,666,779
  6.125%, 8/15/07*                                     23,395        24,047,510
                                                                 --------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $190,556,850)                                               192,358,143
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 11


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Corporate Debt Obligations-7.6%
Aerospace/Defense-0.1%
Raytheon Co.
  4.85%, 1/15/11                                      $ 1,200    $    1,183,871
                                                                 --------------
Automotive-0.4%
Daimlerchrysler North America
  4.875%, 6/15/10*                                      2,450         2,382,630
Ford Motor Credit Co.
  4.95%, 1/15/08                                        4,750         4,330,826
  7.875%, 6/15/10                                         400           374,881
                                                                 --------------
                                                                      7,088,337
                                                                 --------------
Banking-1.7%
ABN Amro
  6.523%, 11/08/12(b)                                   1,000         1,060,156
Barclays Bank Plc
  8.55%, 6/15/11(b)                                     1,000         1,154,672
BB&T Corp.
  6.50%, 8/01/11                                        1,000         1,069,292
Capital One Bank
  6.50%, 6/13/13                                        1,600         1,683,053
Chase Manhattan Corp.
  7.00%, 11/15/09                                       1,000         1,069,681
DBS Group Holdings, Ltd.
  7.125%, 5/15/11(b)                                      950         1,034,490
Dresdner Funding Trust I
  8.151%, 6/30/31(b)                                    2,625         3,134,767
Fuji JGB Investment
  9.87%, 6/30/08(b)                                     2,000         2,216,176
HBOS Plc
  5.375%, 11/01/13(b)                                   2,100         2,082,314
HSBC Bank USA
  5.875%, 11/01/34                                      2,500         2,457,182
Ing Capital Funding Trust III
  8.439%, 12/31/10                                      1,000         1,135,707
Northern Rock Plc
  5.60%, 4/30/49(b)                                     2,975         2,971,478
Royal Bank of Scotland Group Plc
  7.648%, 8/31/49                                       1,000         1,181,968
Sanwa Bank, Ltd.
  7.40%, 6/15/11                                        1,600         1,762,117
SB Treasury Co., Llc
  9.40%, 6/30/08(b)                                     2,008         2,202,667
Sovereign Bancorp, Inc.
  4.80%, 9/01/10(b)                                     1,000           976,920
Sumitomo Mitsui Banking Corp.
  5.625%, 10/15/15(b)                                     550           543,746
The Chuo Mitsui Trust & Banking Co., Ltd.
  5.506%, 4/15/15(b)                                    1,745         1,678,161
UBS Preferred Funding Trust II
  7.247%, 6/26/11                                       1,000         1,095,353


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
UFJ Finance Aruba AEC
  6.75%, 7/15/13                                      $   800    $      868,370
                                                                 --------------
                                                                     31,378,270
                                                                 --------------
Broadcasting/Media-0.5%
BSKYB Finance Plc
  5.625%, 10/15/15(b)                                     680           674,725
News America Holdings
  9.25%, 2/01/13                                          500           606,409
News America, Inc.
  5.30%, 12/15/14*                                      1,500         1,480,563
Time Warner Entertainment Co.
  8.375%, 3/15/23                                       2,000         2,355,036
Time Warner, Inc.
  6.875%, 5/01/12*                                      2,725         2,926,631
WPP Finance Corp.
  5.875%, 6/15/14                                       1,000         1,008,311
                                                                 --------------
                                                                      9,051,675
                                                                 --------------
Building/Real Estate-0.3%
CRH America, Inc.
  6.95%, 3/15/12                                          750           812,593
EOP Operating LP
  5.875%, 1/15/13                                         225           227,885
  7.875%, 7/15/31                                       1,000         1,160,586
iStar Financial, Inc.
  5.70%, 3/01/14                                          900           886,864
Regency Centers LP
  5.25%, 8/01/15                                        1,800         1,749,411
                                                                 --------------
                                                                      4,837,339
                                                                 --------------
Cable-0.1%
British Sky Broadcasting Group Plc
  8.20%, 7/15/09                                          350           382,980
Comcast Corp.
  7.05%, 3/15/33*                                         500           532,049
Continental Cablevision, Inc.
  9.00%, 9/01/08                                          500           547,439
                                                                 --------------
                                                                      1,462,468
                                                                 --------------
Chemicals-0.1%
Eastman Chemical Co.
  7.25%, 1/15/24                                          800           874,941
Lubrizol Corp.
  5.50%, 10/01/14                                       1,450         1,437,900
                                                                 --------------
                                                                      2,312,841
                                                                 --------------
Communications-0.3%
AT&T Corp.
  7.30%, 11/15/11                                       1,255         1,392,662
Centaur Funding Corp.
  9.08%, 4/21/20(b)                                     1,200         1,530,750
Sprint Capital Corp.
  6.875%, 11/15/28                                      2,000         2,148,106


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 13


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
TPSA Finance BV
  7.75%, 12/10/08                                     $   200    $      214,780
                                                                 --------------
                                                                      5,286,298
                                                                 --------------
Communications - Fixed-0.1%
GTE Northwest, Inc.
  5.55%, 10/15/08                                         800           797,310
                                                                 --------------
Communications - Mobile-0.2%
AT&T Wireless Services, Inc.
  8.75%, 3/01/31*                                       1,250         1,637,795
Nextel Communications, Inc. Series F
  5.95%, 3/15/14                                        1,335         1,334,995
Telus Corp.
  7.50%, 6/01/07                                          400           413,773
  8.00%, 6/01/11                                          600           673,976
                                                                 --------------
                                                                      4,060,539
                                                                 --------------
Conglomerate/Miscellaneous-0.0%
Hutchison Whampoa International, Ltd.
  7.45%, 11/24/33(b)                                      500           566,360
                                                                 --------------
Containers-0.1%
Packaging Corp. of America
  4.375%, 8/01/08                                       1,800         1,744,177
                                                                 --------------
Electric & Gas Utility-0.1%
FirstEnergy Corp.
  7.375%, 11/15/31*                                     2,000         2,300,602
                                                                 --------------
Energy-0.4%
Devon Financing Corp.
  7.875%, 9/30/31                                         700           865,745
Enterprise Products Operating L.P. Series B
  5.60%, 10/15/14*                                      1,850         1,833,324
Petronas Capital, Ltd.
  7.00%, 5/22/12(b)                                       850           933,160
Valero Energy Corp
  4.75%, 6/15/13                                        1,000           965,135
XTO Energy, Inc.
  7.50%, 4/15/12                                        1,400         1,563,657
                                                                 --------------
                                                                      6,161,021
                                                                 --------------
Financial-0.8%
CIT Group, Inc.
  7.375%, 4/02/07*                                      2,000         2,062,832
Countrywide Funding Corp.
  4.25%, 12/19/07                                       1,500         1,478,106
General Electric Capital Corp.
  5.00%, 6/15/07                                        1,500         1,504,548
  5.875%, 2/15/12                                       2,250         2,355,194


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Goldman Sachs Group, Inc.
  6.65%, 5/15/09                                      $   800    $      840,625
Household Finance Corp.
  5.75%, 1/30/07                                          800           807,502
  6.50%, 1/24/06                                          425           426,138
iStar Financial, Inc.
  6.00%, 12/15/10                                         800           810,706
Lehman Brothers Holdings, Inc.
  7.875%, 8/15/10                                         850           946,611
Merrill Lynch & Co., Inc.
  6.00%, 2/17/09                                        2,000         2,060,092
Rabobank Capital Fund II
  5.26%, 12/31/13(b)                                    1,100         1,093,785
Resona Preferred Global Securities
  7.191%, 7/30/15(b)                                      525           546,802
                                                                 --------------
                                                                     14,932,941
                                                                 --------------
Food/Beverage-0.2%
Imperial Tobacco Overseas BV
  7.125%, 4/01/09                                       1,000         1,056,375
Kellogg Co. Series B
  6.60%, 4/01/11                                          700           748,563
Kraft Foods, Inc.
  5.25%, 10/01/13                                       1,200         1,196,229
                                                                 --------------
                                                                      3,001,167
                                                                 --------------
Health Care-0.1%
Wyeth
  6.50%, 2/01/34                                        2,250         2,434,073
                                                                 --------------
Industrial-0.2%
Inco, Ltd
  7.75%, 5/15/12                                          800           889,075
Tyco International Group, SA
  6.375%, 2/15/06-10/15/11                              2,020         2,086,547
Waste Management, Inc.
  6.375%, 11/15/12                                        675           714,748
                                                                 --------------
                                                                      3,690,370
                                                                 --------------
Insurance-0.6%
Liberty Mutual Group
  5.75%, 3/15/14(b)                                     1,600         1,568,933
Mangrove Bay PassThru Trust
  6.102%, 7/15/33(b)                                    1,600         1,577,152
North Front PassThrough Trust
  5.81%, 12/15/24(b)                                    2,213         2,199,470
Royal & Sun Alliance Insurance Group Plc
  8.95%, 10/15/29*                                      2,642         3,289,189
Zurich Capital Trust I
  8.376%, 6/01/37(b)                                    1,950         2,106,965
                                                                 --------------
                                                                     10,741,709
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 15


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Metals / Mining-0.0%
Ispat Inland Ulc
  9.75%, 4/01/14                                      $   500    $      563,750
                                                                 --------------
Non-Air Transportation-0.1%
CSX Corp.
  5.50%, 8/01/13                                          400           406,039
  6.75%, 3/15/11                                        1,400         1,499,368
                                                                 --------------
                                                                      1,905,407
                                                                 --------------
Petroleum Products-0.1%
Amerada Hess Corp.
  7.30%, 8/15/31*                                       1,650         1,881,548
Tengizchevroil Finance Co.
  6.124%, 11/15/14(b)                                     610           617,625
                                                                 --------------
                                                                      2,499,173
                                                                 --------------
Public Utilities - Electric & Gas-0.7%
American Electric Power Co., Inc. Series C
  5.375%, 3/15/10*                                      1,200         1,208,042
CenterPoint Energy Resources Corp. Series B
  7.875%, 4/01/13                                       2,300         2,618,212
Consumers Energy Co.
  5.375%, 4/15/13*                                      1,700         1,677,257
NiSource Finance Corp.
  7.875%, 11/15/10                                      1,000         1,106,521
Progress Energy, Inc.
  5.85%, 10/30/08                                       1,700         1,731,105
Texas Eastern Transmission Corp.
  7.30%, 12/01/10                                       1,700         1,852,764
TXU Australia Holdings Pty, Ltd.
  6.15%, 11/15/13(b)                                    1,200         1,281,581
Xcel Energy, Inc.
  7.00%, 12/01/10                                         775           832,582
Yorkshire Power Finance Ltd Series B
  6.496%, 2/25/08                                         750           769,807
                                                                 --------------
                                                                     13,077,871
                                                                 --------------
Public Utilities - Telephone-0.1%
Telecom Italia Capital
  4.00%, 11/15/08                                       1,000           969,163
Telefonos de Mexico S.A. de C.V.
  4.75%, 1/27/10                                        1,175         1,152,013
                                                                 --------------
                                                                      2,121,176
                                                                 --------------
Supermarket/Drug-0.3%
Kroger Co.
  6.80%, 4/01/11                                        1,500         1,557,039
Safeway, Inc.
  4.95%, 8/16/10*                                       2,000         1,932,290
  5.80%, 8/15/12                                        1,240         1,234,710
                                                                 --------------
                                                                      4,724,039
                                                                 --------------


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Technology-0.0%
Motorola, Inc.
  7.625%, 11/15/10                                    $   302    $      335,834
                                                                 --------------
Total Corporate Debt Obligations
  (cost $137,714,451)                                               138,258,618
                                                                 --------------
Collateralized Mortgage Obligations-3.3%
Banc of America Commercial Mortgage, Inc.
  Series 2005-1, Class A3
  4.877%, 11/10/42                                     10,450        10,351,143
Bear Stearns Commercial Mortgage Securities,
  Inc.
  Series 2005-PWR9, Class A4A
  4.871%, 9/11/42                                       8,000         7,742,160
CS First Boston Mortgage Securities Corp.
  Series 2004-C5, Class A2
  4.183%, 11/15/37                                     12,500        12,077,125
Greenwich Capital Commercial Funding Corp.
  Series 2003-C2, Class A3
  4.533%, 1/05/36                                       5,000         4,851,050
  Series 2005-GG3, Class A4
  4.799%, 8/10/42                                      10,100         9,753,570
JP Morgan Chase Commercial Mortgage
  Securities Corp.
  Series 2005-LDP3, Class A2
  4.851%, 8/15/42                                       8,500         8,389,755
LB-UBS Commercial Mortgage Trust
  Series 2004-C7, Class A2
  3.992%, 10/15/29                                      1,095         1,053,697
Morgan Stanley Capital I
  Series 2004-T13, Class A2
  3.94%, 9/13/45                                        4,685         4,478,485
                                                                 --------------
Total Collateralized Mortgage Obligations
  (cost $59,650,181)                                                 58,696,985
                                                                 --------------
Sovereign-0.5%
Korea Development Bank
  5.75%, 9/10/13                                          800           823,040
Republic of South Africa
  7.375%, 4/25/12                                       3,000         3,330,000
United Mexican States
  6.375%, 1/16/13                                       4,000         4,236,000
                                                                 --------------
Total Sovereign
  (cost $7,805,457)                                                   8,389,040
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 17


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Municipal Obligation-0.1%
Dallas-Fort Worth Texas International
  7.07%, 11/01/24
  (cost $2,045,544)                                     2,000    $    2,141,820
                                                                 --------------
Total Debt Obligations
  (cost $397,772,483)                                               399,844,606
                                                                 --------------
Preferred Stocks-0.1%
Banking-0.0%
Royal Bank of Scotland Group Plc
  5.75%, 9/30/09                                       50,000         1,165,500
                                                                 --------------
Public Utilities - Electric & Gas-0.1%
DTE Energy Trust I
  7.80%, 2/01/32                                       60,000         1,522,800
                                                                 --------------
Total Preferred Stocks
  (cost $2,750,000)                                                   2,688,300
                                                                 --------------
Short-Term Investments-5.4%
Time Deposit-1.5%
State Street Euro Dollar
  3.35%, 12/01/05                                      27,441        27,441,000
                                                                 --------------
U.S. Treasury Bill-3.9%
U.S. Treasury Bill
  3.63%, 2/23/06*                                      71,000        70,391,589
                                                                 --------------
Total Short-Term Investments
  (cost $97,832,589)                                                 97,832,589
                                                                 --------------
Total Investments Before
  Security Lending Collateral
  (cost $1,613,895,529)                                           1,796,695,691
                                                                 --------------
INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-25.2%
Short-Term Investments
Aspen Funding
  4.06%, 12/09/05                                     $25,000        24,893,389
Banco Bilbao Vizcaya
  4.22%, 1/25/06                                       25,000        24,753,264
Deutsche Bank
  4.145%, 2/26/06                                      30,000        30,018,850
Goldman Sachs
  4.10%, 1/18/06                                       50,000        50,000,000
Gotham Funding
  4.02%, 12/01/05                                      25,000        24,974,875
K2
  3.99%, 2/14/06                                       39,500        38,719,195


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
KBC
  4.11%, 12/27/05                                    $ 21,250    $   21,115,133
Lexington
  4.20%, 1/18/06                                       50,000        49,549,333
Market Street Finance
  4.04%, 12/01/05                                      47,000        46,994,725
Morgan Stanley
  4.07%-4.08%, 1/06/06-7/10/06                        129,000       129,000,000
Sigma Funding
  4.10%, 3/06/06                                       13,000        13,080,447
                                                                 --------------
                                                                    453,099,211
                                                                 --------------

                                                      Shares
                                                  --------------
UBS Private Money Market Fund, LLC 3.95%            2,351,940         2,351,940
                                                                 --------------
Total Investment of Cash Collateral for
  Securities Loaned
  (cost $455,451,151)                                               455,451,151
                                                                 --------------
Total Investments-124.4%
  (cost $2,069,346,680)                                           2,252,146,842
Other assets less liabilities-(24.4%)                              (442,368,947)
                                                                 --------------
Net Assets-100%                                                  $1,809,777,895
                                                                 ==============


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to quailified institutional buyers. At November 30, 2005, the aggregate market value of these securities amounted to $33,752,855 or 1.9% of net assets.

Glossary:

ADR - American Depositary Receipt.

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 19


STATEMENT OF ASSETS & LIABILITIES
November 30, 2005

ASSETS
Investments in securities, at value (cost $2,069,346,680--
  including investment of cash collateral for securities
  loaned of $455,451,151)                                     $2,252,146,842(a)
Cash                                                                     405
Receivable for investment securities sold                         16,196,913
Dividends and interest receivable                                  7,740,085
Receivable for capital stock sold                                  2,862,004
                                                              --------------
Total assets                                                   2,278,946,249
                                                              --------------
LIABILITIES
Payable for collateral received on securities loaned             455,451,151
Payable for capital stock redeemed                                 5,892,694
Payable for investment securities purchased                        4,565,245
Distribution fee payable                                             841,226
Advisory fee payable                                                 642,709
Transfer Agent fee payable                                           200,135
Administrative fee payable                                               475
Accrued expenses and other liabilities                             1,574,719
                                                              --------------
Total liabilities                                                469,168,354
                                                              --------------
Net Assets                                                    $1,809,777,895
                                                              ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                         $    1,049,653
Additional paid-in capital                                     1,527,870,286
Undistributed net investment income                                3,945,620
Accumulated net realized gain on investment transactions          94,128,545
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                    182,783,791
                                                              --------------
                                                              $1,809,777,895
                                                              ==============

Calculation of Maximum Offering Price Per Share

                                                         Net Asset Value and:
                                                    ----------------------------       Maximum
                                     Shares           Offering        Redemption       Offering
Class            Net Assets       Outstanding          Price            Price           Price*
-------------------------------------------------------------------------------------------------
A              $935,414,257        53,137,685              --           $17.60         $18.38
-------------------------------------------------------------------------------------------------
B              $571,213,644        34,128,138          $16.74               --             --
-------------------------------------------------------------------------------------------------
C              $181,745,893        10,816,161          $16.80               --             --
-------------------------------------------------------------------------------------------------
Advisor        $115,873,135         6,568,905          $17.64           $17.64             --
-------------------------------------------------------------------------------------------------
R                $1,393,215            79,270          $17.58           $17.58             --
-------------------------------------------------------------------------------------------------
K                   $10,250            582.42          $17.60           $17.60             --
-------------------------------------------------------------------------------------------------
I                $4,127,501           234,581          $17.60           $17.60             --
-------------------------------------------------------------------------------------------------


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $437,830,336 (see Note E).

See notes to financial statements.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN BALANCED SHARES


STATEMENT OF OPERATIONS
Year Ended November 30, 2005


INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $56,254)                                     $ 24,305,490
Interest                                            22,543,636     $ 46,849,126
                                                  ------------
EXPENSES
Advisory fee                                         7,608,035
Distribution fee--Class A                            2,502,002
Distribution fee--Class B                            5,900,919
Distribution fee--Class C                            1,792,018
Distribution fee--Class R                                4,831
Distribution fee--Class K                                   19
Transfer agency                                      3,624,941
Printing                                             1,086,629
Custodian                                              394,489
Registration                                           180,861
Administrative                                          95,041
Legal                                                   87,184
Audit                                                   62,944
Directors' fees                                         28,140
Miscellaneous                                           83,010
                                                  ------------
Total expenses                                      23,451,063
Less: expense offset arrangement
  (see Note B)                                         (19,740)
                                                  ------------
Net expenses                                                         23,431,323
                                                                   ------------
Net investment income                                                23,417,803
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain on investment
  transactions                                                      153,206,851
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       (70,504,645)
  Foreign currency denominated assets
    and liabilities                                                      (2,606)
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                              82,699,600
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $106,117,403
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 21


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  November 30,     November 30,
                                                     2005             2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                           $   23,417,803   $   24,931,819
Net realized gain on investment
  transactions                                     153,206,851       37,546,008
Net change in unrealized
  appreciation/depreciation of
  investments and foreign
  currency denominated assets
  and liabilities                                  (70,507,251)     114,691,645
                                                --------------   --------------
Net increase in net assets from
  operations                                       106,117,403      177,169,472

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income
  Class A                                          (14,865,937)     (10,171,842)
  Class B                                           (6,743,336)      (4,775,552)
  Class C                                           (2,015,582)      (1,410,293)
  Advisor Class                                     (2,367,824)      (1,978,377)
  Class R                                              (13,689)          (1,822)
  Class K                                                 (115)              -0-
  Class I                                               (7,667)              -0-

CAPITAL STOCK TRANSACTIONS
Net increase                                        63,648,673      115,064,822
                                                --------------   --------------
Total increase                                     143,751,926      273,896,408

NET ASSETS
Beginning of period                              1,666,025,969    1,392,129,561
                                                --------------   --------------
End of period (including undistributed
  net investment income of $3,945,620
  and $5,775,707, respectively)                 $1,809,777,895   $1,666,025,969
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN BALANCED SHARES


NOTES TO FINANCIAL STATEMENTS
November 30, 2005

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 23


are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN BALANCED SHARES


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expense which are allocated to the respective class.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 25


NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $95,041 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2005.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $1,199,512 for the year ended November 30, 2005.

For the year ended November 30, 2005, the Fund's expenses were reduced by $19,740 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $89,483 from the sale of Class A shares and received $23,986, $692,676 and $23,848, respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2005.

Brokerage commissions paid on investment transactions for the year ended November 30, 2005 amounted to $1,407,191, of which $92,195 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

Accrued expenses includes $13,205 owed to a Director under the Director's deferred compensation plan.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN BALANCED SHARES


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares, 1% of the Fund's average daily net assets attributable to the Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,923,759, $2,305,844, $18,212 and $0, for Class B and Class C shares, Class R and Class K shares respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A and Class R shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2005, were as follows:

                                                   Purchases          Sales
                                                ==============   ==============
Investment securities (excluding
  U.S Government securities)                    $  856,948,245   $  725,563,777
U.S Government securities                          113,751,857      216,734,331


The cost of investments for federal income tax purpose, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $2,074,311,123
                                                                 --------------
Gross unrealized appreciation                                    $  218,716,197
Gross unrealized depreciation                                       (40,880,477)
                                                                 --------------
Net unrealized appreciation                                      $  177,835,720
                                                                 ==============


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 27


1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN BALANCED SHARES


options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2005, the Fund had loaned securities with a value of $437,830,336 and received cash collateral which was invested in short-term securities valued at $455,451,151 as included in the accompanying portfolio of investments. For the year ended November 30, 2005, the Fund earned fee income of $586,859 which is included in interest income in the accompanying statement of operations.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 29


NOTE F

Capital Stock

There are 21,000,000,000 shares of $.01 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold           17,463,904    17,693,504    $300,064,143    $284,538,223
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              803,946       577,319      13,752,794       9,237,937
-------------------------------------------------------------------------------
Shares converted
  from Class B           920,998       786,827      15,853,043      12,711,147
-------------------------------------------------------------------------------
Shares redeemed      (12,976,574)  (10,964,434)   (222,887,076)   (176,677,049)
-------------------------------------------------------------------------------
Net increase           6,212,274     8,093,216    $106,782,904    $129,810,258
===============================================================================

Class B
Shares sold            5,179,394     7,795,058    $ 84,451,744    $119,601,050
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              349,087       257,118       5,685,944       3,920,206
-------------------------------------------------------------------------------
Shares converted
  to Class A            (967,585)     (824,336)    (15,853,043)    (12,711,147)
-------------------------------------------------------------------------------
Shares redeemed       (7,371,203)   (7,389,018)   (120,475,015)   (113,185,302)
-------------------------------------------------------------------------------
Net decrease          (2,810,307)     (161,178)   $(46,190,370)   $ (2,375,193)
===============================================================================

Class C
Shares sold            2,115,105     2,427,381    $ 34,634,040    $ 37,362,446
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               89,626        65,120       1,465,461         996,672
-------------------------------------------------------------------------------
Shares redeemed       (2,226,881)   (2,867,474)    (36,513,508)    (44,034,262)
-------------------------------------------------------------------------------
Net decrease             (22,150)     (374,973)   $   (414,007)   $ (5,675,144)
===============================================================================

Advisor Class
Shares sold            1,274,566     1,122,218    $ 21,860,052    $ 18,085,882
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              131,516       120,204       2,252,530       1,924,488
-------------------------------------------------------------------------------
Shares redeemed       (1,491,939)   (1,676,266)    (25,700,439)    (27,046,466)
-------------------------------------------------------------------------------
Net decrease             (85,857)     (433,844)   $ (1,587,857)   $ (7,036,096)
===============================================================================


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN BALANCED SHARES


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended     Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2005          2004            2005           2004
                     ------------  ------------  --------------  --------------
Class R
Shares sold              122,380        23,926    $  2,105,975    $    381,785
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                  243            49           4,151             792
-------------------------------------------------------------------------------
Shares redeemed          (65,414)       (2,577)     (1,127,587)        (41,580)
-------------------------------------------------------------------------------
Net increase              57,209        21,398    $    982,539    $    340,997
===============================================================================

                   March 1, 2005(a)              March 1, 2005(a)
                   to November 30,               to November 30,
                         2005                          2005
                     ------------                --------------
Class K
Shares sold                  582                  $     10,100
-------------------------------------------------------------------------------
Net increase                 582                  $     10,100
===============================================================================

Class I
Shares sold              254,160                  $  4,405,677
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                  438                         7,528
-------------------------------------------------------------------------------
Shares redeemed          (20,017)                     (347,841)
-------------------------------------------------------------------------------
Net increase             234,581                  $  4,065,364
===============================================================================

(a)  Commencement of distribtution.


NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments may be less liquid and their prices more


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 31


volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2005.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal periods ended November 30, 2005 and November 30, 2004 were as follows:

                                              November 30,     November 30,
                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $   26,014,150   $   18,337,886
                                            --------------   --------------
Total taxable distributions                     26,014,150       18,337,886
                                            --------------   --------------
Total distributions paid                    $   26,014,150   $   18,337,886
                                            ==============   ==============

As of November 30, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses and other losses                  $   97,173,658(a)
Undistributed ordinary income                                     5,878,157
Unrealized appreciation/(depreciation)                          177,819,348(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $  280,871,163(c)
                                                             ==============

(a) During the fiscal year, the Fund utilized capital loss carryforwards of $55,423,079.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for bond premium and return of capital from an underlying investment.

(c) The difference between book-basis and tax-basis components of accumulated earnings/deficit is attributable primarily to deferred compensation.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN BALANCED SHARES


During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium, return of capital received from an investment and reclassification of tender offer, resulted in a decrease in accumulated net realized gain on investment transactions and a corresponding increase in undistributed net investment income. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 33


reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN BALANCED SHARES


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 35


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining was plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN BALANCED SHARES


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class A
                                      ----------------------------------------------------------------------------
                                             Year Ended           August 1,
                                             November 30,          2003 to              Year Ended July 31,
                                      ------------------------    November   -------------------------------------
                                          2005         2004     30, 2003(a)      2003         2002(b)      2001
                                      -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $16.81       $15.13       $14.54       $13.26       $15.96       $15.53

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                   .28          .31(d)       .09          .28          .35          .39
Net realized and unrealized
  gain (loss) on investment
  transactions                             .81         1.61          .58         1.32        (2.35)        1.16
Net increase (decrease) in net
  asset value from operations             1.09         1.92          .67         1.60        (2.00)        1.55

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                       (.30)        (.24)        (.08)        (.29)        (.34)        (.38)
Distributions from
  net realized gain
  on investment
  transactions                              -0-          -0-          -0-          -0-        (.36)        (.74)
Tax return of capital                       -0-          -0-          -0-        (.03)          -0-          -0-
Total dividends and
  distributions                           (.30)        (.24)        (.08)        (.32)        (.70)       (1.12)
Net asset value,
  end of period                         $17.60       $16.81       $15.13       $14.54       $13.26       $15.96

TOTAL RETURN
Total investment
  return based on
  net asset value(e)                      6.55%       12.78%        4.62%       12.29%      (12.91)%      10.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                     $935,414     $788,685     $587,685     $525,637     $384,212     $282,874
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.04%         .97%        1.07%(f)     1.12%        1.10%        1.17%
  Expenses, before waivers/
    reimbursements                        1.04%        1.00%        1.07%(f)     1.12%        1.10%        1.17%
  Net investment income                   1.64%        1.93%(d)     1.84%(f)     2.04%        2.36%        2.46%
Portfolio turnover rate                     57%          58%          29%          62%          79%          63%


See footnote summary on page 43.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class B
                                       ----------------------------------------------------------------------------
                                              Year Ended           August 1,
                                             November 30,          2003 to               Year Ended July 31,
                                       ------------------------    November   -------------------------------------
                                           2005         2004     30, 2003(a)      2003         2002(b)      2001
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $16.00       $14.41       $13.87       $12.68       $15.31       $14.96

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                    .15          .19(d)       .05          .17          .23          .26
Net realized and unrealized
  gain (loss) on investment
  transactions                              .78         1.53          .55         1.26        (2.25)        1.12
Net increase (decrease) in net
  asset value from operations               .93         1.72          .60         1.43        (2.02)        1.38

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                   (.19)        (.13)        (.06)        (.22)        (.25)        (.29)
Distributions from net realized
  gain on investment
  transactions                               -0-          -0-          -0-          -0-        (.36)        (.74)
Tax return of capital                        -0-          -0-          -0-        (.02)          -0-          -0-
Total dividends and
  distributions                            (.19)        (.13)        (.06)        (.24)        (.61)       (1.03)
Net asset value,
  end of period                          $16.74       $16.00       $14.41       $13.87       $12.68       $15.31

TOTAL RETURN
Total investment return based
  on net asset value(e)                    5.82%       11.97%        4.33%       11.44%      (13.53)%       9.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $571,214     $590,890     $534,752     $488,365     $385,868     $277,138
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements                         1.76%        1.70%        1.81%(f)     1.86%        1.84%        1.93%
  Expenses, before waivers/
    reimbursements                         1.76%        1.73%        1.81%(f)     1.86%        1.84%        1.93%
  Net investment income                     .90%        1.22%(d)     1.14%(f)     1.30%        1.61%        1.70%
Portfolio turnover rate                      57%          58%          29%          62%          79%          63%


See footnote summary on page 43.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN BALANCED SHARES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                          Class C
                                        ----------------------------------------------------------------------------
                                                Year Ended          August 1,
                                               November 30,         2003 to             Year Ended July 31,
                                        ------------------------    November   -------------------------------------
                                            2005         2004     30, 2003(a)      2003         2002(b)      2001
                                        -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                               $16.06       $14.47       $13.92       $12.72       $15.36       $15.01

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                     .15          .19(d)       .05          .17          .23          .26
Net realized and unrealized
  gain (loss) on investment
  transactions                               .78         1.53          .56         1.27        (2.26)        1.12
Net increase (decrease)
  in net asset value from
  operations                                 .93         1.72          .61         1.44        (2.03)        1.38

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                    (.19)        (.13)        (.06)        (.22)        (.25)        (.29)
Distributions from net realized
  gain on investment
  transactions                                -0-          -0-          -0-          -0-        (.36)        (.74)
Tax return of capital                         -0-          -0-          -0-        (.02)          -0-          -0-
Total dividends and distributions           (.19)        (.13)        (.06)        (.24)        (.61)       (1.03)
Net asset value, end of period            $16.80       $16.06       $14.47       $13.92       $12.72       $15.36

TOTAL RETURN
Total investment return based on
  net asset value(e)                        5.80%       11.92%        4.39%       11.49%      (13.55)%       9.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $181,746     $174,040     $162,243     $150,188     $131,761     $109,592
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.76%        1.69%        1.80%(f)     1.85%        1.84%        1.93%
  Expenses, before waivers/
    reimbursements                          1.76%        1.73%        1.80%(f)     1.85%        1.84%        1.93%
  Net investment income                      .91%        1.23%(d)     1.15%(f)     1.32%        1.61%        1.71%
Portfolio turnover rate                       57%          58%          29%          62%          79%          63%


See footnote summary on page 43.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 39


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Advisor Class
                                       ----------------------------------------------------------------------------
                                              Year Ended          August 1,
                                             November 30,          2003 to             Year Ended July 31,
                                       ------------------------    November   -------------------------------------
                                           2005         2004     30, 2003(a)      2003         2002(b)      2001
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                              $16.84       $15.16       $14.56       $13.28       $15.98       $15.54

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                    .33          .35(d)       .10          .32          .37          .44
Net realized and unrealized
  gain (loss) on investment
  transactions                              .82         1.61          .59         1.32        (2.34)        1.16
Net increase (decrease)
  in net asset value from
  operations                               1.15         1.96          .69         1.64        (1.97)        1.60

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                   (.35)        (.28)        (.09)        (.32)        (.37)        (.42)
Distributions from net realized
  gain on investment
  transactions                               -0-          -0-          -0-          -0-        (.36)        (.74)
Tax return of capital                        -0-          -0-          -0-        (.04)          -0-          -0-
Total dividends and distributions          (.35)        (.28)        (.09)        (.36)        (.73)       (1.16)
Net asset value, end of period           $17.64       $16.84       $15.16       $14.56       $13.28       $15.98

TOTAL RETURN
Total investment return based on
  net asset value(e)                       6.89%       13.07%        4.75%       12.57%      (12.67)%      10.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $115,873     $112,040     $107,440     $105,567     $101,017       $5,446
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          .74%         .67%         .78%(f)      .83%         .85%         .91%
  Expenses, before waivers/
    reimbursements                          .74%         .71%         .78%(f)      .83%         .85%         .91%
  Net investment income                    1.92%        2.19%(d)     2.11%(f)     2.36%        2.79%        2.75%
Portfolio turnover rate                      57%          58%          29%          62%          79%          63%


See footnote summary on page 43.


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN BALANCED SHARES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                      Class R
                                        -------------------------------------
                                               Year Ended          November 3
                                               November 30,        2003(g) to
                                        ------------------------    November
                                            2005         2004       30, 2003
                                        -----------  -----------  -----------
Net asset value, beginning of period      $16.80       $15.13       $15.09

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                     .24          .30(d)       .02
Net realized and unrealized gain on
  investment transactions                    .82         1.58          .02
Net increase in net asset value from
  Operations                                1.06         1.88          .04

LESS: DIVIDENDS
Dividends from net investment income        (.28)        (.21)          -0-
Net asset value, end of period            $17.58       $16.80       $15.13

TOTAL RETURN
Total investment return based on net
  asset value(e)                            6.36%       12.52%         .27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $1,393         $371          $10
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.33%        1.19%        1.34%(f)
  Expenses, before waivers/
    reimbursements                          1.33%        1.22%        1.34%(f)
  Net investment income                     1.39%        1.94%(d)     1.70%(f)
Portfolio turnover rate                       57%          58%          29%


See footnote summary on page 43.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 41


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                    Class K
                                                                  ------------
                                                                    March 1,
                                                                   2005(g) to
                                                                    November
                                                                    30, 2005
                                                                  ------------
Net asset value, beginning of period                                 $17.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                                                .22
Net realized and unrealized gain on investment transactions             .24
Net increase in net asset value from operations                         .46

LESS: DIVIDENDS
Dividends from net investment income                                   (.20)
Net asset value, end of period                                       $17.60

TOTAL RETURN
Total investment return based on net asset value(e)                    2.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $10
Ratio to average net assets of:
  Expenses(f)                                                          1.01%
  Net investment income(f)                                             1.69%
Portfolio turnover rate                                                  57%


See footnote summary on page 43.


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN BALANCED SHARES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                    Class I
                                                                  ------------
                                                                    March 1,
                                                                   2005(g) to
                                                                    November
                                                                    30, 2005
                                                                  ------------
Net asset value, beginning of period                                 $17.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                                                .24
Net realized and unrealized gain on investment transactions             .26
Net increase in net asset value from operations                         .50

LESS: DIVIDENDS
Dividends from net investment income                                   (.24)
Net asset value, end of period                                       $17.60

TOTAL RETURN
Total investment return based on net asset value(e)                    2.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $4,128
Ratio to average net assets of:
  Expenses(f)                                                           .81%
  Net investment income(f)                                             2.41%
Portfolio turnover rate                                                  57%


(a)  The Fund changed its fiscal year end from July 31 to November 30.

(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended July 31, 2002, the effect of this change to Class A, Class B and Class C was to decrease net investment income by $.01 and decrease Advisor Class by $.02 per share, increase net unrealized gains and losses by $.01 for Class A, Class B and Class C; and increase Advisor Class by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C and from 2.89% to 2.79% for Advisor Class on an annualized basis. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived by the Adviser and Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g)  Commencement of distribution.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 43


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Balanced Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Balanced Shares, Inc., (the "Fund") at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 23, 2006


TAX INFORMATION (unaudited)

For the fiscal year ended November 30, 2005 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $24,912,154 as qualified dividend income which is taxed at a maximum rate of 15%.

For corporate shareholders, 91% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2005 qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2006.


_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN BALANCED SHARES


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of the AllianceBernstein Balanced Shares (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objective, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, to amend and restate the charter of the Fund which will repeal in its entirety all currently existing provisions and substitute in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement as attached to the Proxy Statement as Appendix D, an insufficient number of required outstanding shares voted in favor of the proposal, and therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. To elect eight Directors of the Fund, each such Director to hold office until his or her successor is duly elected and qualified.

                                                      Withheld
                               Voted For             Authority
                         -------------------------------------------
Ruth Block                    55,784,133             1,507,871
David H. Dievler              55,814,171             1,477,833
John H. Dobkin                55,850,908             1,441,096
Michael J. Downey             55,861,191             1,430,814
William H. Foulk, Jr.         55,750,194             1,541,811
D. James Guzy                 55,339,474             1,952,530
Marc O. Mayer                 55,853,232             1,438,772
Marshall C. Turner, Jr.       55,820,810             1,471,194


2. To amend and restate the charter of the Fund which will repeal in its entirety all currently existing charter provisions and substitute in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement.

                                     Voted
             Voted For              Against             Abstained
-----------------------------------------------------------------------------
            46,595,520             1,038,185            3,885,648



_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 45


3. To amend, eliminate, or reclassify as non-fundamental, of the fundamental investment restrictions regarding:

                                                          Voted                        Broker
                                         Voted For       Against       Abstained      Non-Votes
                                      -------------------------------------------------------------
3.A.    Diversification                 42,414,237      1,810,204      2,133,811     13,322,960

3.B.    Issuing Senior Securities       42,301,445      1,897,153      2,159,653     13,322,960
        and Borrowing Money

3.C.    Underwriting Securities         42,487,202      1,712,440      2,158,609     13,322,960

3.D.    Concentration of                42,396,826      1,826,593      2,134,832     13,322,960
        Investments

3.E.    Real Estate and                 42,343,730      1,842,302      2,172,219     13,322,960
        Companies That Deal
        In Real Estate

3.F.    Commodity Contracts             42,234,318      1,964,333      2,159,600     13,322,960
        and Futures Contracts

3.G.    Loans                           42,455,140      1,752,346      2,150,765     13,322,960

3.I.    Exercising Control              42,557,464      1,642,088      2,158,699     13,322,960

3.J.    Other Investment                42,481,138      1,716,871      2,160,242     13,322,960
        Companies

3.K.    Oil, Gas and Other              42,571,925      1,636,685      2,149,641     13,322,960
        Types of Minerals or
        Mineral Leases

3.L.    Purchase of Securities          42,199,154      2,033,154      2,125,944     13,322,960
        on Margin

3.M.    Short Sales                     42,178,950      2,023,691      2,155,610     13,322,960

3.N.    Pledging, Hypothecating,        42,173,895      2,009,561      2,174,795     13,322,960
        Mortgaging, or Otherwise
        Encumbering Assets

3.P.    Warrants                        42,426,474      1,742,875      2,188,902     13,322,960

3.Q.    Unseasoned Companies            42,164,802      2,040,551      2,152,898     13,322,960

3.R.    Requirement to Invest           42,330,284      1,868,469      2,159,499     13,322,960
        in Specific Investments

3.S.    Securities of Issuers in        42,149,158      2,062,864      2,146,229     13,322,960
        which Officers or Directors/
        Partners Have an Interest

3.Z.1   Investment Grade                42,589,412      1,643,733      2,125,106     13,322,960
        Securities

4.      The reclassification of         40,875,355      1,935,485      3,547,411     13,322,960
        the Fund's fundamental
        investment objective as non-
        fundamental with changes
        to the Fund's investment
        objective.



_______________________________________________________________________________

46 o ALLIANCEBERNSTEIN BALANCED SHARES


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Frank V. Caruso, Vice President
John J. Kelley, Vice President
Stephen W. Pelensky, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. Mr. Stephen Pelensky is the investment professional with the most significant responsibility for the day-to-day management of the equity component of the Fund's portfolio and Mr. John Kelley is the investment professional with the most significant responsibility for the day-to-day management of the debt component of the Fund's portfolio.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 47


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                                                                 IN FUND            OTHER
   NAME, DATE OF BIRTH,                     PRINCIPAL                             COMPLEX       DIRECTORSHIPS
       ADDRESS AND                         OCCUPATION(S)                        OVERSEEN BY        HELD BY
  (FIRST YEAR ELECTED*)                 DURING PAST 5 YEARS                      DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#,+           Investment adviser and an                       108             None
2 Sound View Drive,                 independent consultant. He was
Suite 100                           formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
Chairman of the Board               investment adviser, with which he
9/7/32                              had been associated since prior
(1992)                              to 2001. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief Investment
                                    Officer of the New York Bank
                                    for Savings.

Ruth Block, #,**                    Formerly an Executive Vice                      106             None
500 SE Mizner Blvd.                 President and Chief Insurance
Boca Raton, FL 33432                Officer of The Equitable Life
11/7/30                             Assurance Society of the United
(1986)                              States; Chairman and Chief
                                    Executive Officer of Evlico (insurance);
                                    a Director of Avon, BP (oil and gas),
                                    Ecolab Incorporated (specialty
                                    chemicals), Tandem Financial Group
                                    and Donaldson, Lufkin & Jenrette
                                    Securities Corporation; Governor
                                    at Large, National Association of
                                    Securities Dealers, Inc.

David H. Dievler, #                 Independent consultant. Until                   107             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(1987)                              responsible for mutual fund
                                    administration. Prior to joining
                                    ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt
                                    Asset Management since 1968.
                                    Prior to that, he was a Senior
                                    Manager at Price Waterhouse & Co.
                                    Member of American Institute of
                                    Certified Public Accountants
                                    since 1953.


_______________________________________________________________________________

48 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                                                PORTFOLIOS
                                                                                 IN FUND            OTHER
   NAME, DATE OF BIRTH,                     PRINCIPAL                             COMPLEX       DIRECTORSHIPS
       ADDRESS AND                         OCCUPATION(S)                        OVERSEEN BY        HELD BY
  (FIRST YEAR ELECTED*)                 DURING PAST 5 YEARS                      DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                   Consultant. Formerly President                  106             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
2/19/42                             Senior Advisor from June 1999 -
(1992)                              June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December 1989-
                                    May 1999. Previously, Director of
                                    the National Academy of Design
                                    and during 1988-1992, Director and
                                    Chairman of the Audit Committee of
                                    ACMC.

Michael J. Downey, #                Consultant since January 2004.                  106          Asia Pacific
c/o Alliance Capital                Formerly managing partner of                                  Fund, Inc.;
Management L.P.                     Lexington Capital, LLC (investment)                             and The
Attention:                          advisory firm) from December 1997                             Merger Fund
Philip L. Kirstein                  until December 2003. Prior thereto,
1345 Avenue of the                  he was Chairman and CEO of
Americas                            Prudential Mutual Fund Management
New York, NY 10105s                 from 1987 to 1993.
1/24/44
(2005)

D. James Guzy, #                    Chairman of the Board of PLX                    106       Intel Corporation,
P.O. Box 128                        Technology (semi-conductors) and                            Cirrus Logic
Glenbrook, NV 89413                 of SRC Computers Inc., with which                           Corporation,
3/7/36                              he has been associated since prior                          Novellus Cor-
(2005)                              to 2001. He is also President of                           poration, Micro
                                    the Arbor Company (private family                          Component Tech-
                                    investments).                                             nology, the Davis
                                                                                              Selected Advisors
                                                                                               Group of Mutual
                                                                                                  Funds and
                                                                                                 LogicVision

Marshall C. Turner, Jr., #          Principal of Turner Venture                     106         Toppan Photo-
220 Montgomery Street               Associates (venture capital and                            masks, Inc., the
Penthouse 10                        consulting) since prior to 2001.                            George Lucas
San Francisco, CA 94104             He is Chairman and CEO, DuPont                               Educational
10/10/41                            Photomasks, Inc., Austin, Texas,                            Foundation and
(2005)                              2003-2005, and President and                               Chairman of the
                                    CEOsince company acquired,                                  Board of the
                                    and name changed to Toppan                                  Smithsonian's
                                    Photomasks, Inc. in 2005 (semi-                            National Museum
                                    conductor manufacturing services).                        of Natural History


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 49


                                                                                PORTFOLIOS
                                                                                 IN FUND            OTHER
   NAME, DATE OF BIRTH,                     PRINCIPAL                             COMPLEX       DIRECTORSHIPS
       ADDRESS AND                         OCCUPATION(S)                        OVERSEEN BY        HELD BY
  (FIRST YEAR ELECTED*)                 DURING PAST 5 YEARS                      DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, ++                   Executive Vice President of ACMC                106         SCB Partners,
1345 Avenue of the                  since 2001 and Chairman of the                               Inc.; and
Americas                            Board of AllianceBernstein                                    SCB, Inc.
New York, NY 10105                  Investment Research and
10/2/57                             Management, Inc. ("ABIRM") since
(2003)                              2000; prior thereto, Chief Executive
                                    Officer of Sanford C. Bernstein & Co.,
                                    LLC (institutional research and
                                    brokerage arm of Bernstein and Co.,
                                    LLC ("SCB & Co.")) and its
                                    predecessor since prior to 2001.


*  There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of equity securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

++ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+  Member of the Fair Value Pricing Committee.


_______________________________________________________________________________

50 o ALLIANCEBERNSTEIN BALANCED SHARES


Officer Information

Certain information concerning the Fund's Officers is set forth below.


   NAME, ADDRESS*                       POSITION(S)                      PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                    HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                       President                       See biography above.
10/2/57

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
5/29/1945                           and Independent                 Compliance Officer of the Alliance-
                                    Compliance Officer              Bernstein Funds, with which he has
                                                                    been associated since October 2004.
                                                                    Prior thereto, he was Of Counsel
                                                                    to Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since
                                                                    prior to 2001 until March 2003.

Paul C. Rissman                     Senior Vice                     Executive Vice President of ACMC**,
11/10/56                            President                       with which he has been associated
                                                                    since prior to 2001.

Thomas J. Bardong                   Vice President                  Senior Vice President of ACMC**, with
4/28/45                                                             which he has been associated since
                                                                    prior to 2001.

Frank V. Caruso                     Vice President                  Senior Vice President of ACMC**, with
10/28/56                                                            which he has been associated since
                                                                    prior to 2001.

John J. Kelley                      Vice President                  Senior Vice President of ACMC**, with
2/29/60                                                             which he has been associated since
                                                                    prior to 2001.

Stephen W. Pelensky                 Vice President                  Senior Vice President of ACMC**,
9/8/55                                                              with which he has been associated
                                                                    since prior to 2001.

Emilie D. Wrapp                     Secretary                       Senior Vice President, Assistant
11/13/55                                                            General Counsel and Assistant
                                                                    Secretary of ABIRM**, with which she
                                                                    has been associated since prior to
                                                                    2001.

Mark D. Gersten                     Treasurer and Chief             Senior Vice President of Alliance
10/4/50                             Financial Officer               Global Investor Services, Inc. ("AGIS")**
                                                                    and a Vice President of ABIRM**, with
                                                                    which he has been associated since
                                                                    prior to 2001.

Vincent S. Noto                     Controller                      Vice President of AGIS**, with which he
12/14/64                                                            has been associated since prior to 2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 51


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on September 14 and 16, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;


_______________________________________________________________________________

52 o ALLIANCEBERNSTEIN BALANCED SHARES




4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

11. The Adviser's representation that it does not advise other clients with substantially similar investment objectives and strategies as the Fund;

12. The Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement.

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 53


In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the


_______________________________________________________________________________

54 o ALLIANCEBERNSTEIN BALANCED SHARES


Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be used in 2005, and that it would differ in various respects from the methodology used in 2004 and in prior years.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 55


noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the other benefits described above. The directors also believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Result

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 11 to 9 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a Performance Universe of 134 to 49 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended May 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors also received information prepared by the Adviser based on information obtained from Lipper showing performance of the Class A Shares of the Fund as compared to a composite index (consisting of a 60%/40% blend of the Russell 1000 Value Index and the Lehman Brothers


_______________________________________________________________________________

56 o ALLIANCEBERNSTEIN BALANCED SHARES


Government/Credit Index, respectively) for periods ending May 31, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group and Performance Universe comparisons the Fund was in the first quintile in all periods reviewed. The comparative information showed that the Fund underperformed its composite index in all periods reviewed except in the 10-year period when it outperformed its composite index. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in equity securities. They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups of funds in the same Lipper category created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 57


based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's at approximate current size contractual effective fee rate of 43.5 basis points was materially lower than the median for the Expense Group. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 1 basis point. The directors also noted that the Fund's total expense ratio was somewhat lower than the median for the Expense Group and significantly lower than the median for the Expense Universe. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


_______________________________________________________________________________

58 o ALLIANCEBERNSTEIN BALANCED SHARES


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2005, Small/Mid Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. On February 1, 2006, Americas Government Income Trust will be renamed Global Government Income Trust and Quality Bond Portfolio will be renamed Intermediate Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 59


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Balanced Shares, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. The fee schedule reflects amendments made in January 2004 as a result of the settlement between the Adviser and the New York State Attorney General.

                                                Advisory Fee Based on % of
Fund                                             Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Balanced Shares, Inc.    First $200 million             0.60%
                                           Next $200 million              0.55%
                                           Excess of $400 million         0.40%


(1) It should be noted that the information in the fee summary was completed on September 2, 2005 and presented to the Board of Directors on September 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


_______________________________________________________________________________

60 o ALLIANCEBERNSTEIN BALANCED SHARES


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                                   As a %
                                                                 of average
Fund                                               Amount     daily net assets
-------------------------------------------------------------------------------
AllianceBernstein Balanced Shares, Inc.           $88,606           0.01

The table below shows the Fund's expense ratio calculated from the beginning of the Fund's current fiscal year through May 31, 2005.

                                                Expense
Fund                                       Ratio(2),(3),(4)     Fiscal Year End
-------------------------------------------------------------------------------
AllianceBernstein Balanced Shares, Inc.     Advisor - 0.64%       November 30
                                            Class A - 0.94%
                                            Class B - 1.67%
                                            Class C - 1.66%
                                            Class R - 1.21%
                                            Class K - 0.78%
                                            Class I - 0.51%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption

(2) This is the expense ratio calculated from the beginning of the Fund's current fiscal year through May 31, 2005.

(3) The expense ratios assume that the new Class R, K and I fee schedule had been in place since the beginning of the Fund's fiscal year.

(4) For Class K and Class I shares the expense ratios do not reflect the administrative services fee for third party record keeping services of 0.15% and 0.10% respectively.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 61


and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(5)

Fund                                        Effective      Lipper
                                           Management       Group
                                              Fee(6)       Median       Rank
-------------------------------------------------------------------------------
AllianceBernstein Balanced Shares, Inc.       0.435         0.529       3/11


(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(6) It should be noted that the "effective management fee" rate for the Fund does not reflect the payments by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Fund is discussed in Section I.


_______________________________________________________________________________

62 o ALLIANCEBERNSTEIN BALANCED SHARES


Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group(7) and Lipper Expense Universe(8). Lipper describes a Lipper Expense Group as a representative sample of comparable funds, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Lipper Expense Universe is a broader collection of funds. The results of that analysis are set forth below:

                                                  Lipper         Lipper         Lipper         Lipper
                                  Expense        Universe       Universe         Group         Group
Fund                               Ratio(9)       Median          Rank          Median          Rank
-------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced
Shares, Inc.                        0.979          1.247           9/83          1.055          2/11


Although the Fund has a more favorable ranking on a total expense ratio basis than on an advisory fee basis the directors are still interested in lowering non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated


(7) Lipper uses the following criteria in screening funds to be included in the Fund's Expense Group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An Expense Group will typically consist of seven to twenty funds.

(8) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an Expense Group when selecting an Expense Universe. Unlike an Expense Group, an Expense Universe allows for the same adviser to be represented by more than just one fund.

(9)  Most recent fiscal year end Class A share expense ratio.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 63


that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments(10) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year.

Fund                                                         Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Balanced Shares, Inc.                          $98,896

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                 12b-1 Fees
Fund                                              Received       CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Balanced Shares, Inc.          $9,431,335        $992,027

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.


(10) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


_______________________________________________________________________________

64 o ALLIANCEBERNSTEIN BALANCED SHARES


AGIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                            AGIS Fee
-----------------------------------------------------------------------------
AllianceBernstein Balanced Shares, Inc.                        $1,456,292

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Funds. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 65


The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund(11) relative to its Lipper group and universe for the periods ended May 31, 2005:

AllianceBernstein Balanced Shares, Inc.           Group        Universe
--------------------------------------------------------------------------
1 year                                             2/11         11/134
3 year                                             1/11           3/96
5 year                                             1/11           5/84
10 year                                             1/9           5/49

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(12) versus its benchmarks(13).

                                         Periods Ending May 31, 2005
                                            Annualized Performance
-------------------------------------------------------------------------------
                                 1         3         5        10       Since
Funds                          Year      Year      Year      Year    Inception
-------------------------------------------------------------------------------
AllianceBernstein Balanced
Shares, Inc.                   9.66      7.55      5.58     10.13      9.45

Russell 1000 Value Index      15.49      8.44      5.34     12.06       N/A

S&P 500 Index                  8.23      5.29     -1.92     10.17       N/A

Lehman Brothers Gov't/
Credit Bond Index              7.00      6.48      8.00      6.91       N/A

Composite (60% R1000,
40% LB G/C Bond Ind)          12.09      7.66      6.40     10.00       N/A


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 12, 2005

(11)  The performance rankings are for the Class A shares of the Fund.

(12)  The Fund's performance returns are for the Class A shares of the Fund.

(13) The Adviser provided Fund and benchmark performance return information for periods through May 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


_______________________________________________________________________________

66 o ALLIANCEBERNSTEIN BALANCED SHARES


NOTES


_______________________________________________________________________________

ALLIANCEBERNSTEIN BALANCED SHARES o 67


NOTES


_______________________________________________________________________________

68 o ALLIANCEBERNSTEIN BALANCED SHARES


ALLIANCEBERNSTEIN BALANCED SHARES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


BALAR1105


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                             Audit     Audit-Related     Tax
                                             Fees          Fees          Fees
                                           ---------   -------------   --------
                                   2004     $40,000       $3,175       $18,400
                                   2005     $42,000       $2,680       $18,075

(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                                                      Total Amount of
                                                                                   Foregoing Column Pre-
                                                                                   approved by the Audit
                                                        All Fees for                     Committee
                                                     Non-Audit Services           (Portion Comprised of
                                                       Provided to the              Audit Related Fees)
                                                   Portfolio, the Adviser          (Portion Comprised of
                                                   and Service Affiliates                 Tax Fees)
-------------------------------------------------------------------------------------------------------------

                                        2004           $  771,777                      [   $21,575   ]
                                                                                       (   $ 3,175   )
                                                                                       (   $18,400   )
                                        2005           $1,137,144                      [   $20,755   ]
                                                                                       (   $ 2,680   )
                                                                                       (   $18,075   )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

TEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------

12 (a) (1)        Code of Ethics that is subject to the disclosure of Item 2 hereof


12 (b) (1)        Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)        Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Balanced Shares, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: January 27, 2006

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: January 27, 2006